UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

MORNINGSTAR, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)
	22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)
(312) 696-6000 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	MORN	The Nasdaq Stock Market LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2024, Morningstar, Inc. (the “Company”) appointed Conan Wiersema as principal accounting officer, replacing Jason Dubinsky who has been serving as our principal accounting officer since February 2024. Mr. Dubinsky will continue in his role as Chief Financial Officer (and principal financial officer) of the Company.

Mr. Wiersema (45) joined the Company in July 2021, serving as the Company’s Chief Audit Executive until being appointed Chief Accounting Officer in February 2024. Prior to joining the Company, Mr. Wiersema served as vice president-internal audit of Univar Solutions Inc., a global chemical and ingredients distributor and provider of value-added services, from November 2016 to July 2021. Mr. Wiersema will receive an annual base salary commensurate with his duties and is eligible to receive an annual bonus. Mr. Wiersema continues to be eligible to receive other benefits, including the grant of equity awards, as may be determined by the Compensation Committee of the Company’s Board of Directors from time to time.

Mr. Wiersema has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Wiersema is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01    Other Events.

On March 15, 2024, Morningstar issued a press release announcing that its Board of Directors has approved a quarterly cash dividend of 40.5 cents per share payable April 30, 2024 to shareholders of record as of April 5, 2024. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
Include the following information:
    (d)    Exhibits:

Exhibit No.	Description
99.1	Press Release dated March 15, 2024 regarding quarterly dividend
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
_____________________________________________________________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.
Date: March 15, 2024	By:/s/ Jason Dubinsky
Name: Jason Dubinsky
Title: Chief Financial Officer
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